UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KLDISCOVERY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!  KLDISCOVERY INC.  2022 Annual Meeting  Vote by June 15, 2022  11:59 PM ET   KLDISCOVERY INC.  ATTN: CHRISTOPHER WEILER  8201 GREENSBORO DR., SUITE 300  MCLEAN, VA 22102  D78497-P71334  You invested in KLDISCOVERY INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 16, 2022.  Get informed before you vote  View the Annual Report, Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future  stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.  Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 16, 2022  10:30 AM EDT  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/KLDI2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. You may view the meeting  materials at www.proxyvote.com or request a paper copy.  Please follow the instructions on the reverse side to vote these  important matters.  Board  Recommends  Voting Items  1. Election of Class C Directors.   Nominees:  For  01) Ian Fujiyama   02) Arjun Shah   03) Christopher J. Weiler   2. A proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of  KLDiscovery Inc. for the fiscal year ending December 31, 2022.  For  3. A proposal to approve the issuance of shares of KLDiscovery Inc. common stock upon any conversion of the convertible  debentures.  For  NOTE: If any other matters properly come before the 2022 Annual Meeting of Stockholders or any adjournments or  postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The  Board of Directors of KLDiscovery Inc. is not aware of any other business to be presented to a vote of the stockholders  at the 2022 Annual Meeting of Stockholders.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D78498-P71334